SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2000

Bracknell Corporation

(Exact name of registrant as specified in its charter)

Ontario, Canada

(State or other jurisdiction of incorporation)

000-30966	N/A

(Commission File Number)	(IRS Employer Identification No.)

2800 Metropolitan Center 333 South Seventh Street Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	612-333-9547

Index to Exhibits on Page 6

Item 2. Acquisition or Disposition of Assets.

      On August 23, 2000, Bracknell Corporation, an Ontario corporation (“Bracknell” or the “Registrant”), Bracknell Acquisition Corporation, a Florida corporation and a wholly owned subsidiary of the Registrant (“Bracknell Sub”), and Able Telcom Holding Corp., a Florida corporation (“Able”), entered into an Agreement and Plan of Merger, as amended and restated November 14, 2000 (the “Merger Agreement”), providing for the acquisition of Able by the Registrant through the merger (the “Merger”) of Bracknell Sub into Able. On August 23, 2000, the respective Boards of Directors of the Registrant and Able approved and adopted the Merger and the Merger Agreement. On December 22, 2000, at a Special Meeting of Stockholders of Able (the “Able Meeting”), the holders of a majority of the issued and outstanding shares of common stock, $.001 par value, of Able (“Able Common Stock”) and Series E Convertible Preferred Shares, $.10 par value, of Able (“Able Series E Shares”), voting together as a single class, and the holders of a majority of the Series C Convertible Preferred Shares, $.10 par value, of Able (“Able Series C Shares”) voted to approve and adopt the Merger Agreement. The Merger was consummated and became effective as of the close of business on December 22, 2000, when a Certificate of Merger of Bracknell Sub with and into Able was filed with the Secretary of State of the State of Florida. As a result of the Merger, Able became a wholly owned subsidiary of the Registrant.

      Upon consummation of the Merger, (i) each share of Able Common Stock was converted into the right to receive 0.6 common shares of Bracknell (“Bracknell Common Stock”), (ii) each Able Series C Share was converted into the right to receive 540 shares of Bracknell Common Stock and (iii) each Able Series E Share was converted into the right to receive the number of shares of Bracknell Common Stock determined by dividing the aggregate face value of all Able Series E Shares by Cdn. $8.25 and then dividing that quotient by the number of Able Series E Shares issued and outstanding at such time. In connection with the foregoing, the Registrant intends to issue to the holders of Able securities and obligations immediately prior to the effective time of the Merger an aggregate of approximately 23.2 million shares of Bracknell Common Stock.

      For a more detailed description of the Merger, reference is made to the Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) included in Bracknell’s Registration Statement on Form F-4 (File No. 333-47608) declared effective by the Securities and Exchange Commission on December 11, 2000. For a description of the nature of any material relationship between Able or its directors, officers and affiliates and Bracknell or its directors, officers and affiliates, reference is made to the Proxy Statement/Prospectus.

      Prior to the Merger, Able used its assets (including plant, equipment or other physical property) to develop, build and maintain communications systems for companies and government authorities. The Registrant intends that Able, as a wholly owned subsidiary of the Registrant, will continue to use such assets (other than certain assets which are being disposed of) for the same purpose.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial statements of business acquired.

The consolidated financial statements of Able for the fiscal years ended October 31, 1999, 1998 and 1997 and the nine months ended July 31, 2000 and 1999 were included in the Proxy Statement/Prospectus at pages F-148 through F-222, a copy of which is attached hereto as Exhibit 99(a) and incorporated herein and made part hereof by reference.

           (b) Pro forma financial information.

Pro forma financial information for the fiscal year ended October 31, 2000 and the nine months ended July 31, 2000 were included in the Proxy Statement/Prospectus at pages 60 through 73, a copy of which is attached hereto as Exhibit 99(a) and incorporated herein and made part hereof by reference.

           (c) Exhibits.

Exhibit
Number	Description

2(a)	Agreement and Plan of Merger dated as of August 23, 2000, as amended and restated November 14, 2000 (incorporated herein by reference to Exhibit 2 to Bracknell’s Registration Statement on Form F-4 (File No. 333-47608)).

23(a)	Consent of Arthur Andersen LLP (incorporated herein by reference to Exhibit 23(ii) to Bracknell’s Registration Statement on Form F-4 (File No. 333-47608)).

23(b)	Consent of Ernst & Young LLP (incorporated herein by reference to Exhibit 23(viii) to Bracknell’s Registration Statement on Form F-4 (File No. 333-47608)).

99(a)	Proxy Statement/Prospectus included in Bracknell’s Registration Statement on Form F-4 (File No. 333-47608).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2001

BRACKNELL CORPORATION

By:	/s/	John A. Witham

	Name:	John A. Witham
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Page Description	Number

2(a)	Agreement and Plan of Merger dated as of August 23, 2000, as amended and restated November 14, 2000 (incorporated herein by reference to Exhibit 2 to Bracknell’s Registration Statement on Form F-4 (File No. 333-47608)).	—

23(a)	Consent of Arthur Andersen LLP (incorporated herein by reference to Exhibit 23(ii) to Bracknell’s Registration Statement on Form F-4 (File No. 333-47608)).	—

23(b)	Consent of Ernst & Young LLP (incorporated herein by reference to Exhibit 23(viii) to Bracknell’s Registration Statement on Form F-4 (File No. 333-47608)).	—

99(a)	Proxy Statement/Prospectus included in Bracknell’s Registration Statement on Form F-4 (File No. 333-47608).	7